Exhibit 99.2

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES	(UNAUDITED)

CONSOLIDATED STATEMENTS OF OPERATIONS	(dollar amounts in thousands, except per share amounts)

	Thirteen weeks ended
	April 29, 2006		April 30, 2005
		%		%
	Amount	Sales	Amount	Sales

Merchandise Sales	$456,742	82.2	$463,263	82.2
Service Revenue	99,187	17.8	100,251	17.8
Total Revenues	555,929	100.0	563,514	100.0
Costs of Merchandise Sales	329,583	72.2	341,318	73.7
Costs of Service Revenue	88,066	88.8	83,807	83.6
Total Costs of Revenues	417,649	75.1	425,125	75.4
Gross Profit from Merchandise Sales	127,159	27.8	121,945	26.3
Gross Profit from Service Revenue	11,121	11.2	16,444	16.4
Total Gross Profit	138,280	24.9	138,389	24.6

Selling, General and Administrative Expenses	131,093	23.6	135,161	24.0

Operating Profit	7,187	1.3	3,228	0.6

Non-operating Income	2,259	0.4	1,738	0.3

Interest Expense	10,337	1.9	8,915	1.6

Loss From Continuing Operations Before Income Tax Expense (Benefit) and Cumulative Effect of Change in Accounting Principle	(891)	(0.2)	(3,949)	(0.7)

Income Tax Expense (Benefit)	31	(3.5)	(1,481)	37.5

Net Loss From Continuing Operations Before Cumulative Effect of Change in Accounting Principle	(922)	(0.2)	(2,468)	(0.4)

Loss From Discontinued Operations, Net of Tax	(48)	—	(306)	(0.1)

Cumulative Effect of Change in Accounting Principle, Net of Tax	267	—	—	—

Net Loss	(703)	(0.1)	(2,774)	(0.5)

Retained Earnings, beginning of period	481,926		536,780
Cash Dividends	(3,705)		(3,562)
Effect of Stock Options	(66)		(1,257)
Dividend Reinvestment Plan	(14)		(10)

Retained Earnings, end of period	$477,438		$529,177

Basic and Diluted Loss per Share:
Net Loss From Continuing Operations Before Cumulative Effect of Change in Accounting Principle	$(0.02)		$(0.04)
Discontinued Operations, Net of Tax	—		(0.01)
Cumulative Effect of Change in Accounting Principle, Net of Tax	0.01		—
Basic and Diluted Loss per Share	$(0.01)		$(0.05)
Cash Dividends per Share	$0.0675		$0.0675

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES	(UNAUDITED)

CONSOLIDATED BALANCE SHEETS	(dollar amounts in thousands, except per share amounts)

	April 29, 2006	January 28, 2006	April 30, 2005

Assets
Current Assets:
Cash and cash equivalents	$51,698	$48,281	$84,258
Accounts receivable, net	37,928	36,434	30,514
Merchandise inventories	618,650	616,292	619,712
Prepaid expenses	40,648	40,952	40,499
Other	72,049	85,446	88,083
Assets held for disposal	2,083	652	2,569
Total Current Assets	823,056	828,057	865,635
Property and Equipment - at cost:
Land	257,105	257,802	260,758
Buildings and improvements	917,007	916,580	913,697
Furniture, fixtures and equipment	667,145	671,189	618,466
Construction in progress	16,672	15,858	26,152
	1,857,929	1,861,429	1,819,073
Less accumulated depreciation and amortization	926,857	914,040	873,193
Property and Equipment - net	931,072	947,389	945,880
Other	46,471	46,307	65,041
Total Assets	$1,800,599	$1,821,753	$1,876,556

Liabilities and Stockholders’ Equity
Current Liabilities:
Accounts payable	$256,740	$261,940	$333,424
Trade payable program liability	13,243	11,156	3,643
Accrued expenses	281,487	290,761	284,784
Deferred income taxes	14,957	15,417	20,084
Current maturities of long-term debt and obligations under capital leases	1,258	1,257	83,865
Total Current Liabilities	567,685	580,531	725,800

Long-term debt and obligations under capital leases, less current maturities	460,702	467,239	301,331
Convertible long-term debt	119,000	119,000	119,000
Other long-term liabilities	58,177	57,481	51,428
Deferred income taxes	3,509	2,937	27,911
Commitments and Contingencies
Stockholders’ Equity:
Common Stock, par value $1 per share:
Authorized 500,000,000 shares; Issued 68,557,041 shares	68,557	68,557	68,557
Additional paid-in capital	288,570	288,098	285,631
Retained earnings	477,438	481,926	529,177
Accumulated other comprehensive loss	(3,229)	(3,565)	(3,936)

Less cost of shares in treasury - 12,109,304 shares
12,152,968 shares and 11,027,159 shares	180,546	181,187	169,079
Less cost of shares in benefits trust - 2,195,270 shares	59,264	59,264	59,264
Total Stockholders’ Equity	591,526	594,565	651,086
Total Liabilities and Stockholders’ Equity	$1,800,599	$1,821,753	$1,876,556

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES	(UNAUDITED)

CONSOLIDATED STATEMENTS OF CASH FLOWS	(dollar amounts in thousands)

Thirteen Weeks Ended	April 29, 2006	April 30, 2005

Cash Flows from Operating Activities:
Net loss	$(703)	$(2,774)
Adjustments to reconcile net loss to net cash provided by continuing operations:
Net loss from discontinued operations	48	306
Depreciation and amortization	20,723	18,785
Cumulative effect of change in accounting principle, net of tax	(267)	—
Accretion of asset disposal obligation	67	28
Stock compensation expense	1,148	788
Deferred income taxes	(90)	3,019
Loss from sales of assets	422	893
Excess tax benefits from stock based awards	(23)	—
Increase in cash surrender value of life insurance policies	(385)	(1,090)
Changes in Operating Assets and Liabilities:
Decrease in accounts receivable, prepaid expenses and other	12,901	14,097
Increase in merchandise inventories	(2,358)	(16,952)
(Decrease) Increase in accounts payable	(5,200)	22,443
Decrease in accrued expenses	(10,088)	(25,262)
Increase in other long-term liabilities	696	13,451
Net cash provided by continuing operations	16,891	27,732
Net cash used in discontinued operations	(117)	(615)
Net Cash Provided by Operating Activities	16,774	27,117

Cash Flows from Investing Activities:
Cash paid for property and equipment	(5,628)	(19,413)
Proceeds from sales of assets	135	68
Net Cash Used in Investing Activities	(5,493)	(19,345)

Cash Flows from Financing Activities:
Net payments under line of credit agreements	(6,450)	(8,346)
Excess tax benefits from stock based awards	23	—
Net borrowings on trade payable program liability	2,087	3,643
Reduction of long-term debt	(5)	(4)
Payments on capital lease obligations	(81)	(18)
Dividends paid	(3,705)	(3,562)
Proceeds from exercise of stock options	48	2,025
Proceeds from dividend reinvestment plan	219	(10)
Net Cash Used in Financing Activities	(7,864)	(6,272)
Net Increase in Cash	3,417	1,500
Cash and Cash Equivalents at Beginning of Period	48,281	82,758
Cash and Cash Equivalents at End of Period	$51,698	$84,258

Supplemental Disclosure of Cash Flow Information:
Non-cash operating activities:
Accrued employee payroll tax withheld related to conversions of restricted stock units	$138	$178
Non-cash investing activities:
Accrued purchases of property and equipment	$672	$3,079

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES	(UNAUDITED)

COMPUTATION OF BASIC AND DILUTED LOSS PER SHARE	(in thousands, except per share data)

	Thirteen weeks ended
	April 29, 2006	April 30, 2005
Net loss from continuing operations before cumulative effect of change in accounting principle	$(922)	$(2,468)

Average number of common shares assumed outstanding during period	54,224	55,185

Basic and Diluted Loss per Share:
Net Loss From Continuing Operations Before Cumulative Effect of Change in Accounting Principle	$(0.02)	$(0.04)
Discontinued Operations, Net of Tax	—	(0.01)
Cumulative Effect of Change in Accounting Principle, Net of Tax	0.01	—
Basic and Diluted Loss per Share	$(0.01)	$(0.05)

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES	(UNAUDITED)

ADDITIONAL INFORMATION	(dollar amounts in thousands)

	Thirteen weeks ended
	April 29, 2006	April 30, 2005

Capital expenditures	$6,300	$22,492

Depreciation and amortization	$20,723	$18,785

Non-operating income:
Net rental revenue	$673	$365
Investment income	1,707	295
Other (expense) income	(121)	1,078
Total	$2,259	$1,738

Comparable sales percentages:
Merchandise	-1.0%	0.7%
Service	-0.6%	-4.6%
Total	-0.9%	-0.3%

Total square feet of retail space (including service centers)	12,167,089	12,184,574

Total Store Count	593	594

Sales and Gross Profit by Line of Business (A):

Retail Sales	$327,492	$338,886
Service Center Revenue	228,437	224,628
Total Revenues	$555,929	$563,514

Gross Profit from Retail Sales	$89,100	$84,884
Gross Profit from Service Center Revenue	49,180	53,505
Total Gross Profit	$138,280	$138,389

Comparable Sales Percentages (A):

Retail Sales	-3.0%	1.0%
Service Center Revenue	2.2%	-2.1%
Total Revenues	-0.9%	-0.3%

Gross Profit Percentage by Line of Business (A):

Gross Profit Percentage from Retail Sales	27.2%	25.0%
Gross Profit Percentage from Service Center Revenue	21.5%	23.8%
Total Gross Profit Percentage	24.9%	24.6%

(A) Retail Sales include DIY and Commercial sales. Service Center Revenue includes revenue from labor and installed parts and tires.

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES	(UNAUDITED)

ADDITIONAL INFORMATION (Continued)	(dollar amounts in thousands)

Adjustments

In the fourth quarter of 2005 we completed the restructuring of substantially all of our vendor agreements to provide flexibility in how we use vendor support funds. Previously, the vendor agreements required us to use certain vendor support funds exclusively for promotions and to partially offset certain other direct expenses. Under EITF No. 02-16, these types of allowances are to be netted against the appropriate expenses they offset, once it is determined that the allowances are for specific, identifiable and incremental expenses. Under the restructured contracts it is not possible to make this determination. Therefore all vendor support funds are now treated as a reduction of inventories and are recognized as a reduction to Costs of Merchandise Sales as the inventories are sold, in accordance with EITF No. 02-16. For the periods below, all previously identified costs which had been netted against Selling, General and Administrative Expenses (SG&A) have been reclassified to Gross Profit from Merchandise Sales as if the vendor agreements had been restructured as of January 30, 2005.

Please see the table below illustrating the effect of this adjustment on the thirteen week period ended April 30, 2005 (presented in both GAAP and Line of Busines formats), assuming that such change had been in effect during such period.

STATEMENTS OF OPERATIONS

GAAP Format

	Thirteen weeks ended				Thirteen weeks ended		Thirteen weeks ended
	April 30, 2005				April 30, 2005		April 29, 2006
	ACTUAL		ADJUSTMENTS		AS ADJUSTED		ACTUAL
		%		%		%		%
	Amount	Sales	Amount	Sales	Amount	Sales	Amount	Sales

Gross Profit from Merchandise Sales	$121,945	26.3	$8,826	1.9	$130,771	28.2	$127,159	27.8
Gross Profit from Service Revenue	16,444	16.4	—	—	16,444	16.4	11,121	11.2
Total Gross Profit	138,389	24.6	8,826	1.9	147,215	26.2	138,280	24.9
Selling, General and Administrative Expenses	135,161	24.0	8,826	1.9	143,987	25.6	131,093	23.6
Operating Profit	$3,228	0.6	$—	—	$3,228	0.6	$7,187	1.3

Line of Business Format

	Thirteen weeks ended				Thirteen weeks ended		Thirteen weeks ended
	April 30, 2005				April 30, 2005		April 29, 2006
	ACTUAL		ADJUSTMENTS		AS ADJUSTED		ACTUAL
		%		%		%		%
	Amount	Sales	Amount	Sales	Amount	Sales	Amount	Sales

Gross Profit from Retail Sales	$84,884	25.0	$6,347	1.9	$91,231	26.9	$89,100	27.2
Gross Profit from Service Center Revenue	53,505	23.8	2,479	1.1	55,984	24.9	49,180	21.5
Total Gross Profit	138,389	24.6	8,826	1.6	147,215	26.2	138,280	24.9
Selling, General and Administrative Expenses	135,161	24.0	8,826	1.6	143,987	25.6	131,093	23.6
Operating Profit	$3,228	0.6	$—	—	$3,228	0.6	$7,187	1.3